UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2024
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 26th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 396-5904
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into a Material Definitive Agreement.

Constellation Initial Closing

On March 27, 2024, AlTi Global, Inc., a Delaware corporation (the “Company”), completed the sale to CWC AlTi Investor LLC, an affiliate of Constellation Wealth Capital, LLC (“Constellation”), of 115,000 shares of a newly created class of preferred stock designated Series C Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) for a purchase price equal to $115 million (the “Constellation Initial Closing”) and issued to Constellation warrants (the “Constellation Warrants”) to purchase 1,533,333 shares of the Company’s Class A common stock, par value $0.0001 (the “Class A Common Stock”), in each case on terms consistent with the Investment Agreement (the “Constellation Investment Agreement”), dated February 22, 2024 and previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2024 (the “Prior 8-K”).

As previously reported, during the period commencing May 1, 2024 until September 30, 2024, the Company is permitted to deliver a capital demand notice requiring Constellation to purchase and acquire an additional 35,000 shares of Series C Preferred Stock, representing an additional investment equal to $35 million, subject to applicable regulatory approvals and other customary closing conditions. In the event that the Company delivers such notice to Constellation, Constellation will also receive from the Company, and the Company shall issue to Constellation, warrants to purchase 466,667 shares of Class A Common Stock.

In connection with the Constellation Initial Closing, on March 27, 2024 the Company (i) adopted and filed with the Secretary of State of the State of Delaware a certificate of designations for the Series C Preferred Stock with the Delaware Secretary of State (the “Series C Certificate of Designations”) setting forth the rights, preferences, privileges and restrictions applicable to the Series C Preferred Stock and (ii) entered into an Investor Rights Agreement with Constellation (the “Constellation Investor Rights Agreement”), in each case in substantially the same form filed as exhibits to the Prior 8-K.

The foregoing description of the Series C Certificate of Designations, the Constellation Warrants, the Constellation Investment Agreement and the Constellation Investor Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Investment Agreement attached as Exhibit 10.5 to the Prior 8-K and incorporated herein by reference and the Series C Certificate of Designations, the Constellation Warrants and the Constellation Investor Rights Agreement attached hereto as Exhibit 3.1, Exhibit 4.1, and Exhibit 10.2, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K are incorporated by reference into this Item 3.02. The securities sold in the Constellation Initial Closing were issued without registration under the Securities Act in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act in a transaction not involving any public offering.

Item 3.03	Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K are incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2024, the Company filed the Series C Certificate of Designations setting forth the terms, rights, obligations and preferences of the Series C Preferred Stock. The information contained in Item 1.01 of this Form 8-K and Item 1.01 of the Prior 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On March 27, 2024, the Company issued a press release announcing the Constellation Initial Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series C Cumulative Convertible Preferred Stock, dated March 27, 2024
4.1	Warrant to Purchase Class A Common Stock, dated March 27, 2024
10.1*
Investment Agreement, dated February 22, 2024, by and between AlTi Global, Inc. and CWC AlTi Investor LLC (incorporated by reference to Exhibit 10.5 of the registrant’s Current Report on Form 8-K (File Number 001-40103) filed on February 23, 2024)

10.2	Investor Rights Agreement, dated March 27, 2024, by and between AlTi Global, Inc. and CWC AlTi Investor LLC
99.1	Press Release dated March 27, 2024

* Exhibit contained in registrant’s Current Report on Form 8-K (File Number 001-40103) filed on February 23, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024	ALTI GLOBAL, INC.

/s/ Stephen Yarad
Stephen Yarad
Title: Chief Financial Officer